Filed pursuant to Rule 497

File No. 333-225447

Rule 482ad

August 14, 2018

Gladstone Investment Corporation Launches New Series E Term Preferred Stock Offering

MCLEAN, VA, August 14, 2018 (GLOBE NEWSWIRE) — Gladstone Investment Corporation (NASDAQ: GAIN) (the “Company”) today announced that it plans to sell shares of its newly designated Series E Cumulative Term Preferred Stock due 2025 (the “Series E Term Preferred Stock”) in an underwritten public offering. The aggregate public offering price, dividend yield and other terms are to be determined by negotiations between the Company and the underwriters. The Company also plans to grant the underwriters a 30-day option to purchase additional shares of Series E Term Preferred Stock on the same terms and conditions solely to cover over-allotments, if any. BMO Capital Markets Corp., Janney Montgomery Scott LLC, and Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), are serving as joint book-running managers. B. Riley FBR, Inc. is serving as lead manager and J.J.B. Hilliard, W.L. Lyons, LLC, Wedbush Securities Inc., William Blair & Company, L.L.C., and National Securities Corporation, a wholly owned subsidiary of National Holdings Corporation (NasdaqCM: NHLD), are serving as co-managers of the offering.

The Company intends to use the net proceeds from this offering plus borrowings under its credit facility, as necessary, to redeem outstanding shares of its 6.75% Series B Cumulative Term Preferred Stock and its 6.50% Series C Cumulative Term Preferred Stock and for other general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated August 14, 2018 and the accompanying prospectus, dated July 13, 2018, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing.

The offering is being conducted as a public offering under the Company’s effective shelf registration filed with the SEC (File No. 333-225447).

To obtain a copy of the preliminary prospectus supplement for this offering and the accompanying prospectus, please contact: BMO Capital Markets Corp., Attention: Syndicate Department, 3 Times Square, 25th Floor, New York, New York 10036, Phone: (800) 414-3627, Email: bmoprospectus@bmo.com; or Janney Montgomery Scott LLC, Attention: Prospectus Department, 1717 Arch Street, Philadelphia, Pennsylvania 19103, Phone: (215) 665-6130, Email: prospectus@janney.com.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may change. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Investment Corporation: Gladstone Investment Corporation is a publicly traded business development company that seeks to make secured debt and equity investments in lower middle market businesses in the United States in connection with acquisitions, changes in control, and recapitalizations. The Company has paid 157 consecutive monthly cash distributions on its common stock.

Forward-Looking Statements

This press release contains statements as to the Company’s intentions and expectations of the outcome of future events that are forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These statements relate to the offering of shares of Series E Term Preferred Stock and the anticipated use of the net proceeds by the Company for the redemption of its 6.75% Series B Cumulative Term Preferred Stock and its 6.50% Series C Cumulative Term Preferred Stock. No assurance can be given that the transaction discussed above will be completed on the terms described, or at all. Completion of the offering on the terms described, and the application of net proceeds, are subject to numerous conditions, many of which are beyond the control of the Company. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For a description of certain risks to which the Company is or may be subject, please refer to the factors discussed under the captions “Forward-Looking Statements” and “Risk Factors” included in the Company’s filings with the SEC (accessible at www.sec.gov).

CONTACT: Investor Relations Inquiries: Please call +1-703-287-5893